EXECUTION COPY

Exhibit 10.1

AMENDMENT AGREEMENT
Dated 18 APRIL 2017

Between

COÖPERATIEVE RABOBANK U.A. TRADING AS RABOBANK LONDON

and

COÖPERATIEVE RABOBANK U.A.

and

NIEUW AMSTERDAM RECEIVABLES CORPORATION B.V.

and

COOPERAGE RECEIVABLES FINANCE B.V.

and

STICHTING COOPERAGE RECEIVABLES FINANCE HOLDING

and

GREIF SERVICES BELGIUM BVBA

and

GREIF, INC.

and

THE ORIGINATORS AS DESCRIBED HEREIN

and

TRUST INTERNATIONAL MANAGEMENT (T.I.M.) B.V.

in connection with a Master Definitions Agreement dated 27 April 2012 and as amended and restated on 20 April 2015.

Allen & Overy LLP
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CONTENTS

Clause     Page

1.	Interpretation...............................................................................................................................2

2.	Effective Date..............................................................................................................................2

3.	Amendments ...............................................................................................................................2

4.	Removal of Greif Norway AS and EarthMinded Netherlands B.V. from the Programme..........2

5.	Representations, Warranties and Covenants................................................................................3

6.	Effectiveness and Continuity.......................................................................................................3

7.	Further Assurance........................................................................................................................3

8.	Governing law and Jurisdiction...................................................................................................3

Schedule

1.	The Originators ...........................................................................................................................4

2.	Amended and Restated Master Definitions Agreement..............................................................5

Signatories................................................................................................................................................6

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THIS AGREEMENT is dated 18 April 2017
BETWEEN:

(1)
COÖPERATIEVE RABOBANK U.A. TRADING AS RABOBANK LONDON a cooperative with excluded liability (coöperatie met uitgesloten aansprakelijkheid) incorporated under the laws of The Netherlands, having its corporate seat (statutaire zetel) in Amsterdam, the Netherlands and its registered office at Croeselaan 18, 3521 CB Utrecht, The Netherlands acting through its office at Thames Court, One Queenhithe, London, EC4V 3RL, the United Kingdom, acting in its capacity as funding administrator, committed purchaser and Main SPV administrator (the Funding Administrator, Committed Purchaser and Main SPV Administator);

(2)
COÖPERATIEVE RABOBANK U.A., a cooperative with excluded liability (coöperatie met uitgesloten aansprakelijkheid) incorporated under the laws of The Netherlands, having its corporate seat (statutaire zetel) in Amsterdam, the Netherlands and its registered office at Croeselaan 18, 3521 CB Utrecht, The Netherlands acting in its capacity as facility agent, Main SPV account Bank and Italian intermediary (the Facility Agent, Main SPV Account Bank and the Italian Intermediary);

(3)
NIEUW AMSTERDAM RECEIVABLES CORPORATION B.V., a private company with limited liability, (besloten vennootschap met berperkte aansprakelijkheid) having its corporate seat in Amsterdam, the Netherlands, and having its registered office at Prins Bernhardplein 200, 1097 JB Amsterdam, The Netherlands acting as conduit purchaser (the Conduit Purchaser);

(4)
COOPERAGE RECEIVABLES FINANCE B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated under the laws of The Netherlands having its corporate seat (statutaire zetel) in Amsterdam, The Netherlands and its registered office at Naritaweg 165, 1043 BW Amsterdam, The Netherlands acting as main SPV (the Main SPV);

(5)
STICHTING COOPERAGE RECEIVABLES FINANCE HOLDING, a foundation (stichting) established under the laws of The Netherlands having its statutory seat (statutaire zetel) in Amsterdam, The Netherlands and its registered office at Naritaweg 165 Telestone 8, 1043 BW Amsterdam, The Netherlands (the Shareholder);

(6)
GREIF SERVICES BELGIUM BVBA (formerly named Greif Coordination Center BVBA), a company incorporated under Belgian law, registered with the register of legal entities (RPM/RPR) under the number 0438.202.052, Commercial Court of Antwerp (division Antwerp), Belgium, whose registered office is at Beukenlei 24, 2960 Brecht, Belgium acting in its capacity as subordinated lender, onward seller, originator agent and servicer (Greif CC, Subordinated Lender, Belgian Intermediary, Originator Agent and Servicer);

(7)
GREIF, INC., a corporation incorporated under the laws of the state of Delaware whose registered office is 425 Winter Road, Delaware, Ohio 43015, United States of America acting as performance indemnity provider (the Performance Indemnity Provider);

(8)	The entities set out in Schedule 1 (the Originators); and

(9)
TRUST INTERNATIONAL MANAGEMENT (T.I.M.) B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands having its corporate seat (statutaire zetel) in Amsterdam, The Netherlands and its registered office at Naritaweg 165 Telestone 8, 1043 BW Amsterdam, The Netherlands in its capacity as Main SPV's Director and Shareholder's Director.

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The entities mentioned in, or referred to above under items (1) to (9) are each a Party and together the Parties.
BACKGROUND

(A)
The Parties have entered into a Master Definitions Agreement dated 27 April 2012, as amended and restated on 20 April 2015 and as further amended and restated on the date hereof (the Master Definitions Agreement) and into various other Transaction Documents in connection with a trade receivables securitisation programme (the Programme). Capitalised terms used in this Agreement, unless otherwise defined herein, shall have the meanings provided in Clause 1.1 (Interpretation).

(B)	The Parties wish to extend the Facility Maturity Date of the Programme with two years.

(C)	The Parties to this Agreement intend that the Transaction Documents shall be amended, with effect from (and including) the date hereof, in the manner and as set out in this Agreement.
IT IS AGREED as follows:

1.	INTERPRETATION

1.1	Words and expressions used in this Agreement, including the recitals hereto, shall have the meanings and constructions ascribed to them as set out in the Master Definitions Agreement.

1.2
Any reference in any Transaction Document to Nieuw Amsterdam Receivables Corporation or Nieuw Amsterdam Receivables Corporation S.à.r.l. shall be construed as a reference to Nieuw Amsterdam Receivables Corporation B.V.

1.3	Any reference in any of the Transaction Documents to Greif Coordination Center BVBA shall be construed as a reference to Greif Services Belgium BVBA.

1.4	Any reference in any of the Transaction Documents to Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A. shall be construed as a reference to Coöperatieve Rabobank U.A.

1.5
The Common Terms set out in the Master Definitions Agreement apply to this Agreement and shall be binding on the parties to this Agreement as if set out in full herein, save where the Common Terms conflict with the provisions of this Agreement, in which case the provisions of this Agreement shall prevail.

1.6	The expression Agreement shall herein mean this Agreement including the Schedules hereto.

1.7
This Agreement expresses and describes Dutch legal concepts in English and not in their original Dutch terms. Consequently, this Agreement is concluded on the express condition that all words, terms and expressions used herein shall be construed and interpreted in accordance with Dutch law.

2.	EFFECTIVE DATE
This agreement shall become effective on the date first set out above (the Effective Date).

3.	AMENDMENTS

3.1
The Master Definitions Agreement shall be amended with effect from the Effective Date so that it reads as if it were restated in the form set out in Schedule 2 (Amended and Restated Master Definitions Agreement).

3.2
Each of the Facility Agent, the Italian Intermediary and Greif CC in its capacity as the Originators’ Agent, the Master Servicer and the Belgian Intermediary designate this Agreement as a Transaction Document.

4.	REMOVAL OF GREIF NORWAY AS AND EARTHMINDED NETHERLANDS B.V. FROM THE PROGRAMME

4.1
Upon the Effective Date, all references to each of Greif Norway AS (Greif Norway) and EarthMinded Netherlands B.V. (EarthMinded Netherlands) in the Transaction Documents will be deemed to be deleted for all purposes. As a result, each of Greif Norway and EarthMinded Netherlands will be unconditionally

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released from all its obligations under the Transaction Documents as from the Effective Date. For the avoidance of doubt any liability that has arisen prior to the Effective Date shall remain outstanding (including for the purposes of the Performance and Indemnity Agreement).

4.2
Upon the Effective Date, (i) the Originator Receivables Purchase Agreement with respect to the position of each of Greif Norway and EarthMinded Netherlands will terminate automatically and (ii) the appointment of each of Greif Norway and EarthMinded Netherlands as servicer of the Repurchase Receivables will terminate.

4.3	Each of Greif Norway and EarthMinded Netherlands terminates the appointment of Greif CC as its Originator Agent as per the day after the Effective Date.

5.	REPRESENTATIONS, WARRANTIES AND COVENANTS

5.1
On the Effective Date, each of the Main SPV and each Greif Transaction Party which is a party to this Agreement shall hereby reaffirm all covenants, representations and warranties made by such Party in each of the Transaction Documents and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the Effective Date.

5.2	Each of the Parties hereby represents and warrants that this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

6.	EFFECTIVENESS AND CONTINUITY

6.1	All other provisions of the Transaction Documents (other than those amended by this Agreement) shall continue in full force and effect and are hereby ratified and confirmed by the Parties hereto.

6.2	The Collection Account Pledge Agreements shall remain in full force and effect and are hereby ratified and confirmed by the Parties hereto.

6.3
For the avoidance of doubt, the Performance Indemnity Provider confirms for the benefit of the Beneficiaries (as defined in the Performance Indemnity Agreement) that all obligations owned by it under the Performance Indemnity Agreement shall remain in full force and effect notwithstanding the amendments set out in this Agreement.

7.	FURTHER ASSURANCE
Each of Main SPV and each Greif Transaction Party which is a party to this Agreement shall, at the request of the Facility Agent and at their own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Agreement.

8.	GOVERNING LAW AND JURISDICTION
This Agreement and any non-contractual obligations shall be governed by, and shall be construed in accordance with, the laws of The Netherlands. The parties agree that the competent court in Amsterdam, The Netherlands, shall have the exclusive jurisdiction to settle any disputes which may arise out of or in connection with this Agreement including any non-contractual obligations arising out of or in relation to this Agreement.

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SCHEDULE 1
THE ORIGINATORS

No.	Originator name	Location

1	Greif Belgium BVBA	Belgium
2	Greif Nederland B.V.	The Netherlands
3	Greif Italia S.p.A.	Italy
4	Greif Plastics Italy Srl (formerly named Fustiplast S.p.A.)	Italy
5	Greif France S.A.S.	France
6	EarthMinded France SAS (formerly named Pack2pack Lille SAS)	France
7	Greif Packaging Spain S.A.	Spain
8	Greif UK Ltd.	England
9	Greif Germany GMBH	Germany
10
Greif Plastics Germany GmbH (formerly named EarthMinded Germany GmbH (which was formerly named Pack2pack Mendig GmbH) and merged with Greif Plastics Germany GmbH (which was formerly named Fustiplast GmbH))
Germany
11	Greif Portugal S.A.	Portugal
12	Greif Sweden Aktiebolag (merged with Greif Packaging Sweden Aktiebolag)	Sweden

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SCHEDULE 2
AMENDED AND RESTATED MASTER DEFINITIONS AGREEMENT

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SIGNATORIES
COÖPERATIEVE RABOBANK U.A.; TRADING AS RABOBANK LONDON
As Funding Administrator, Committed Purchaser and Main SPV Administrator

/s/ Carlo Bonacquisti	/s/ James Han

By: Carlo Bonacquisti	By: James Han
Title: Director	Title: Managing Director
COÖPERATIEVE RABOBANK U.A.
As Facility Agent, Main SPV Account Bank and Italian Intermediary

/s/ Eugene van Esveld	/s/ Jennifer Vervoorn

By: Eugene van Esveld	By: Jennifer Vervoorn
Title: Managing Director	Title: Director

NIEUW AMSTERDAM RECEIVABLES CORPORATION B.V.
As Conduit Purchaser

/s/ Authorized Officer

By: Authorized Officer
Title: Intertrust Management B.V Managing Director

COOPERAGE RECEIVABLES FINANCE B.V.
As Main SPV

/s/ Authorized Officer

By: Authorized Officer
Title: Trust International Management (T.I.M.) B.V. Managing Director

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STICHTING COOPERAGE RECEIVABLES FINANCE
As Shareholder

/s/ Authorized Officer

By: Authorized Officer
Title: Trust International Management (T.I.M.) B.V. Managing Director
GREIF SERVICES BELGIUM BVBA
for itself as Servicer, Subordinated Lender and Belgian Intermediary

/s/ Frank Maes

By: Frank Maes
Title: Director
GREIF SERVICES BELGIUM BVBA
As Originators' Agent and on behalf of each Originator

/s/ Frank Maes

By: Frank Maes
Title: Director
GREIF, INC.
As Performance Indemnity Provider

/s/ Gary Martz

By: Gary Martz
Title: Executive Vice President
TRUST INTERNATIONAL MANAGEMENT (T.I.M.) B.V.
As Director

/s/ Authorized Officer

By: Authorized Officer
Title: Trust International Management (T.I.M.) B.V. Managing Director

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